                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-2

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


                    [LETTERHEAD OF ALLMERICA APPEARS HERE]

                            ALLMERICA FINANCIAL(R)

Dear Contract Owner:

  The Palladian Trust (the "Trust") will hold a special meeting of shareholders on September 15, 1998.

  The attached Notice and Statement Concerning the Special Meeting discuss the single proposal to be considered at the meeting. The Board of Trustees of the Trust has approved the hiring of Pilgrim Baxter Analytic Investors, Inc. ("Pilgrim Baxter Analytic") as the new Portfolio Manager for the Growth Portfolio of the Trust. The Board now submits the Portfolio Manager Agreement with Pilgrim Baxter Analytic for your consideration and recommends that you vote "FOR" approval of the agreement.

  Because the proposal affects only the Growth Portfolio, only contract owners such as yourself whose contracts hold an interest in the Growth Portfolio will vote on the proposal. You are entitled to provide instructions on how to vote the number of shares of the Growth Portfolio related to your contract as of the close of business on July 17, 1998.

  Please take a few minutes to consider this matter and then exercise your right to give your instructions by completing, dating, and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. To be given effect, your voting instructions must be received by September 10, 1998.

  If you have any questions about these materials, please contact your financial adviser or Allmerica Financial at (800) 917-1909.

August 1, 1998                            Richard M. Reilly
                                          President
                                          Allmerica Financial Life Insurance
                                           and Annuity Company
                                          Vice President
                                          First Allmerica Financial Life
                                           Insurance Company

                              THE PALLADIAN TRUST
                               GROWTH PORTFOLIO
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS 01653

                               ----------------

                         NOTICE OF SPECIAL MEETING OF
                     SHAREHOLDERS OF THE GROWTH PORTFOLIO
                            OF THE PALLADIAN TRUST
                              SEPTEMBER 15, 1998

                               ----------------

  A special meeting of shareholders of the Growth Portfolio of The Palladian Trust (the "Trust") will be held at 440 Lincoln Street, Worcester, MA 01653 on September 15, 1998 at 10:00 a.m. for the following purposes:

    1. For the Growth Portfolio only: To approve or disapprove a new Portfolio Manager Agreement, pursuant to which Pilgrim Baxter Analytic Investors, Inc. ("Pilgrim Baxter Analytic") would serve as Portfolio Manager to the Growth Portfolio.

    2. To transact such other business as may properly come before the meeting.

                                          By order of the Board of Trustees.


                                          George M. Boyd
                                          Secretary
                                          The Palladian Trust

August 1, 1998

                           STATEMENT CONCERNING THE
                      SPECIAL MEETING OF SHAREHOLDERS OF

                              THE PALLADIAN TRUST
                               GROWTH PORTFOLIO

                              SEPTEMBER 15, 1998

  The Board of Trustees of The Palladian Trust (the "Trust") solicits your voting instructions for a special meeting of shareholders of the Growth Portfolio of the Trust. The Trust will hold the special meeting on September 15, 1998 at 10:00 a.m. at the Trust's offices at 440 Lincoln Street, Worcester, MA 01653, and at any adjournments of that meeting. The approximate date on which this statement and the voting instruction form will first be sent to contract owners is August 1, 1998. The record date for determination of the persons entitled to vote for purposes of this special meeting was July 17, 1998.

  On or about September 1, 1998, the Trust's name will change from "The Palladian Trust" to "The Fulcrum Trust." The Trust is divided into six Portfolios, and a different class of Capital Stock is issued with respect to each Portfolio. Five of the Portfolios are currently operational and available to contract owners. These Portfolios are: Value Portfolio, Growth Portfolio, International Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio. The sixth Portfolio, the Balanced Opportunity Portfolio, has not commenced operations and its shares are not publicly available.

  One Proposal is scheduled for consideration at the special meeting. That Proposal affects only the Growth Portfolio. Only contract owners who as of the record date had allocated some or all of their contract fund to the Growth Portfolio are eligible to vote on this Proposal. This statement refers to these contract owners as "you" or as "persons having voting rights."

  As of the record date, the Growth Portfolio had outstanding shares corresponding to 421,358.088 votes eligible to be cast at the special meeting. The following entities are the shareholders of record of the Growth Portfolio:
(i) the Fulcrum Separate Account of Allmerica Financial Life Insurance and Annuity Company and the Fulcrum Separate Account of First Allmerica Financial Life Insurance Company (collectively, the "Separate Accounts"), which together are the record owners of 420,358.088 shares; and (iii) Palladian Advisors, Inc. ("PAI"), which owns 1,000 shares.

  You are entitled to give instructions on how to vote the number of shares of the Growth Portfolio corresponding to the part of your contract fund you have allocated to the Portfolio. Each full share has one vote, and each fractional share has a proportionate fractional vote. If you abstain, your vote will not be counted. If you submit a properly executed voting instruction form but omit a voting choice, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (collectively, "Allmerica") will vote the shares "FOR" the Proposal. Allmerica will vote Growth Portfolio shares held in each subaccount for which it does not receive properly executed instruction forms in the same proportion as it votes Portfolio shares held in that subaccount for which it does receive properly executed instruction forms. In addition, Palladian Advisors, Inc., which formerly served as the Trust's investment adviser, will vote the Growth Portfolio shares it holds in the same proportion as all persons having voting rights.

  In order for your voting instructions to be effective, the Trust must receive them by the close of business on September 10, 1998. You may revoke your voting instructions any time before that date by providing written notice to the Trust at 440 Lincoln Street, Worcester, Massachusetts 01653. This solicitation is being made by mail, but it may also be made by facsimile, telephone, or personal interview. The Growth Portfolio will bear the costs of this solicitation.

  The Trust will furnish you, upon request and without charge, a copy of the Trust's most recent annual report and semi-annual report to shareholders. Please write to the Trust at 440 Lincoln Street, Worcester,
Massachusetts 01653, or call (800) 917-1909 to request a copy.

                         MANAGEMENT AND ADMINISTRATION

  Allmerica Financial Investment Management Services, Inc. ("AFIMS"), 440 Lincoln Street, Worcester, Massachusetts 01653, serves as the overall Manager for the Trust.

  The following persons serve as officers of the Trust. An asterisk ("*") indicates that the person works for AFIMS or one of its affiliates.

     George J. Sullivan, Jr. ............ Chairman and President
     Tom N. Dallape...................... Vice President
     Stephen W. Bright*.................. Vice President
     David J. Mueller*................... Vice President
     Lisa M. Coleman*.................... Vice President
     Thomas P. Cunningham*............... Treasurer
     George M. Boyd*..................... Secretary
     Joseph W. MacDougall, Jr.*.......... Assistant Secretary

  The Trust retains a Portfolio Manager for each Portfolio of the Trust, including the Growth Portfolio. The Portfolio Manager makes the day-to-day investment decisions for the Portfolio, subject to the supervision of AFIMS and the Trust's Board of Trustees. Information about the Portfolio Manager for the Growth Portfolio appears below in the discussion of the Proposal.

  Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian and transfer agent for, and provides fund accounting services to, the Trust. IBT also provides administrative assistance to AFIMS in managing the Trust.

  PricewaterhouseCoopers L.L.P. and its predecessors have served as independent accountant for the Trust since the Trust commenced operations in 1996.

  The Trust distributes its own shares and therefore has no principal underwriter.

                               MEETING PROPOSALS

  The Trust must receive a proposal intended to be presented at a shareholders meeting a reasonable time--generally at least 120 days--before the Trust or Allmerica solicits voting instructions from contract owners. The Trust does not ordinarily hold annual shareholder meetings. Therefore, the Trust will retain all proposals it receives, and those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

                                   PROPOSAL

                 APPROVAL OF A NEW PORTFOLIO MANAGER AGREEMENT
                 WITH PILGRIM BAXTER ANALYTIC INVESTORS, INC.
                         TO SERVE AS PORTFOLIO MANAGER
                            TO THE GROWTH PORTFOLIO

  At a Board of Trustees meeting on June 17, 1998, the Board of Trustees (the "Board") voted to replace Stonehill Capital Management, Inc. ("Stonehill"), which served as Portfolio Manager for the Growth Portfolio, with Pilgrim Baxter Analytic Investors, Inc. ("Pilgrim Baxter Analytic"). AFIMS, the overall Manager of the Trust, has responsibility to monitor and evaluate the Trust's Portfolio Managers and to recommend changes to the Board of Trustees as appropriate. Pursuant to these responsibilities, AFIMS recommended this change to the Board because Pilgrim Baxter Analytic and its affiliates have a better long-term performance record and more experience advising mutual funds than Stonehill does. The Board agreed with AFIMS that making this change was in the interest of contract owners who have invested in the Growth Portfolio.

  The Board has approved a Portfolio Manager Agreement with Pilgrim Baxter Analytic, and Pilgrim Baxter Analytic is now serving as Portfolio Manager of the Growth Portfolio on an interim basis. For Pilgrim Baxter Analytic to continue to serve as Portfolio Manager, persons having voting rights must approve the new Portfolio Manager Agreement. Accordingly, this Proposal submits that agreement for your approval. If persons having voting rights do approve the agreement, it will--subject to the federal securities laws and the terms of the agreement--continue indefinitely if the Board re-approves the agreement annually.

INFORMATION ABOUT PILGRIM BAXTER ANALYTIC INVESTORS, INC.

  Founded in 1970, Pilgrim Baxter Analytic (formerly Analytic--TSA Global Asset Management, Inc.) is a registered investment adviser located at 700 South Flower Street, Suite 2400, Los Angeles, California 90017. Pilgrim Baxter Analytic acts as an investment adviser for banks and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates and charitable organizations and corporations. As of June 30, 1998, Pilgrim Baxter Analytic managed assets of approximately $852 million. Harindra de Silva and Dennis Bein are primarily responsible for the day-to-day investment management of the Growth Portfolio. Mr. de Silva is a Chartered Financial Analyst and has served as President of Pilgrim Baxter Analytic since April 1998. He formerly served as Managing Director of Pilgrim Baxter Analytic from 1996 to 1998. From 1986 to 1998, he also served as a Principal of Analysis Group, Inc., an economic research firm. While at Analysis Group, Inc., Mr. de Silva was responsible for providing economic research services to institutional investors including investment managers, large pension funds, and endowments. Mr. Bein has been a member of the portfolio management and research team for Pilgrim Baxter Analytic since August 1995. He also served as a senior associate for Analysis Group, Inc. from 1990 until this year. Pilgrim Baxter Analytic is a wholly-owned subsidiary of Pilgrim Baxter & Associates, Ltd. ("PBA"), which is located at 825 Duportail Road, Wayne, Pennsylvania 19087. PBA is itself a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a publicly traded company located at One International Place, Boston, Massachusetts 02110, that acquired PBA in 1985.

  Pilgrim Baxter Analytic uses a proprietary computer model designed to build a portfolio of stocks that, when viewed as a group, have fundamental characteristics that Pilgrim Baxter Analytic considers superior to the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). These characteristics include, among others, higher than average return on equity, earnings growth at a reasonable price, and positive price momentum over the last six to twelve months. The computer model focuses on the characteristics of the aggregate portfolio rather than screening for individual stocks that meet all the desired characteristics. While the Growth Portfolio may invest in stocks of any company, Pilgrim Baxter Analytic anticipates investing primarily in stocks of medium to large companies in the S&P 500. These companies typically have a market capitalization of $15 billion or higher.

  In addition to providing institutional advisory services, Pilgrim Baxter Analytic serves as investment adviser or subadviser to several other mutual funds that invest primarily in stocks. Information about these funds appears in the following table.

                                        SIZE AS OF
                                         JUNE 30,        ANNUAL ADVISORY OR
           NAME OF MUTUAL FUND             1998         SUBADVISORY FEE RATE
           -------------------          -----------     --------------------
   PBHG Advisor Enhanced Equity Fund... $18 million Subadvisory fee of 0.40% of net assets (paid by
                                                    investment adviser, which
                                                    is paid 0.60% of net
                                                    assets)(1)
   PBHG Advisor Defensive Equity Fund..     (2)     Subadvisory fee of 0.40% of
                                                    net assets (paid by
                                                    investment adviser, which
                                                    is paid 0.60% of net
                                                    assets)(1)
   Analytic Defensive Equity Fund...... $55 million Advisory fee of:
                                                    0.75% of first $100 million
                                                    of net assets plus 0.65% of
                                                    next $100 million of net
                                                    assets plus 0.55% of net
                                                    assets over $200 million

--------

(1) Pilgrim Baxter Analytic serves as subadviser to these portfolios pursuant to a Subadvisory Agreement among Pilgrim Baxter & Associates, Ltd., PBHG Advisor Funds, Inc. and Pilgrim Baxter Analytic. Pilgrim Baxter & Associates, Ltd. has agreed with the PBHG Advisor Funds, Inc. to waive or limit the advisory fees it receives from these portfolios or to assume other expenses in order to limit the aggregate annual total operating expenses of these portfolios to 0.82% of their average net assets. The expenses subject to these limitation are those that are not specifically allocated to a particular class of shares of those portfolios pursuant to certain rules under the federal securities laws.

(2) The PBHG Advisor Defensive Equity Fund has not yet commenced operations. Under a proposal submitted to shareholders of the Analytic Defensive Equity Fund, the Analytic Defensive Equity Fund would be merged into the PBHG Advisor Defensive Equity Fund.

  The table below lists individuals who serve as directors or as principal executive officer of Pilgrim Baxter Analytic. None of these individuals serves as an officer or director of the Trust.

                          POSITION WITH PILGRIM BAXTER
          NAME                      ANALYTIC                PRINCIPAL OCCUPATION
          ----            ----------------------------      --------------------
   Michael Flinn...... Director                           Consultant
                                                          The Flinn Company
                                                          1325 Fourth Avenue,
                                                          Suite 1900
                                                          Seattle, WA 98101
   Roger G. Clark..... Chairman of the Board of Directors President
                                                          Investment Department
                                                           Ensign Peak Advisors
                                                          50 East North Temple
                                                          Street
                                                          Salt Lake City, UT 84150
   Harindra de Silva.. President                          President, Pilgrim
                                                          Baxter Analytic
                                                          700 South Flower Street,
                                                          Suite 2400
                                                          Los Angeles, California
                                                          90017

INFORMATION ABOUT THE NEW PORTFOLIO MANAGER AGREEMENT

  The new Portfolio Manager Agreement with Pilgrim Baxter Analytic, which appears in full in the Appendix, is substantially identical to the previous agreement with Stonehill. The new agreement provides generally that the Portfolio Manager will provide research services and make decisions about the securities in which the Growth Portfolio will invest. The Portfolio Manager must make investment decisions for the Growth Portfolio consistent with the Portfolio's investment objective and policies. The Portfolio Manager must, under the Portfolio Manager Agreement, comply with applicable laws and regulations. The Portfolio Manager must also provide information about Portfolio transactions to the Trust's custodian, and must provide information and reports to the Board of Trustees. The Portfolio Manager Agreement specifies that the Portfolio Manager must pay its own expenses and salaries and fees of any officer or trustee of the Trust who is an officer, director, or employee of the Portfolio Manager. The Portfolio Manager does not otherwise have responsibility for the Trust's or the Portfolio's expenses. The Portfolio Manager Agreement imposes liability on a Portfolio Manager for losses caused by the Portfolio Manager's breach of fiduciary duty (as limited by certain provisions of the federal securities laws); willful misfeasance, bad faith, or gross negligence by the Portfolio Manager; or reckless disregard by the Portfolio Manager of its obligations and duties under the agreement. The Trust may not recover from the Portfolio Manager for losses arising from other causes. Subject to the right of any party to the agreement to terminate it with advance notice and to the federal securities laws, the agreement will continue if the Board of Trustees re-approves it annually.

ADVISORY FEES

  Advisory fees will not increase under the new Portfolio Manager Agreement. The fee structure of the new Portfolio Manager Agreement with Pilgrim Baxter Analytic is exactly the same as under the old Portfolio Manager Agreement with Stonehill. In addition, during the first year of the new agreement, advisory fees for the Growth Portfolio will be subject to a maximum cap of 0.80% of average daily net assets. The advisory fee schedule is explained in more detail below.

  As explained above, AFIMS serves as the overall manager of the Trust, including the Growth Portfolio, and the Portfolio Manager handles the day-to-day investment management of the Growth Portfolio. For these services, the Growth Portfolio pays an overall management fee, computed and accrued daily and paid monthly, based on its average daily net assets. The overall fee varies based on the performance of that Portfolio (after expenses) compared to that of an appropriate benchmark. The Portfolio Manager receives 80% of the fee, and AFIMS receives the remaining 20%. In addition to paying the management fee, the Growth Portfolio pays for the other expenses the Portfolio incurs.

  Performance-Based Fee. The Growth Portfolio pays, at the end of each month, a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. (As explained below, the fee might be reduced if absolute performance is negative.) The monthly Basic Fee equals one-twelfth of the annual Basic Fee rate of 2.0% multiplied by average daily net assets over the previous 12 months. The Incentive Fee rate ranges from -2.0% to +2.0% on an annual basis, depending on a comparison of the Portfolio's performance (reflecting a deduction of Portfolio expenses) and the performance of the S&P 500 Composite Stock Price Index (the "S&P 500") over the past twelve months. (The S&P 500 is widely used to portray the movement of U.S. stock prices in the aggregate. The stocks included in the S&P 500 represent, on a market capitalization basis, over 70% of the common stock of exchange-traded U.S. companies.) The monthly Incentive Fee, like the monthly Basic Fee, is calculated by multiplying one-twelfth of the Incentive Fee rate on an annual basis by the average daily net assets over the previous twelve months. Accordingly, the Total Fee could range from 0.0% to an annual rate of 4.0%, depending on performance.

  Performance of both the Growth Portfolio and the S&P 500 is calculated on a rolling 12-month period (i.e., the previous 12 months, including the month for which the fee is being calculated). The performance of the Growth Portfolio is calculated by first determining the change in the Portfolio's net asset value per share during the period, assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. The performance of the S&P 500 is calculated as the sum of the change in the level of the S&P 500 during the period, plus the value of any dividends or distributions made by the companies whose securities comprise the S&P 500 accumulated to the end of the period, and then expressing that amount as a percentage of the S&P 500 at the beginning of the period.

  No Incentive Fee will be paid unless the Growth Portfolio's performance exceeds the S&P 500 by at least 3 percentage points. The maximum fee will be paid if performance is 7.5 percentage points higher than the S&P 500. No fee will be paid at all if performance is 3 percentage points lower than the S&P
500. The chart below further explains the Incentive Fee at various performance levels.

            PERCENTAGE POINT DIFFERENCE
             BETWEEN PERFORMANCE OF THE
              GROWTH PORTFOLIO (NET OF
              EXPENSES INCLUDING BASIC
             FEE AND INCENTIVE FEE) AND           TOTAL BASIC INCENTIVE ADVISORY
         CHANGE IN SELECTED BENCHMARK INDEX         FEE (%)    FEE (%)    FEE
         ----------------------------------       ----------- --------- --------
   +7.5 or greater...............................     2.0        2.0      4.0
   +6.0 or greater, but less than +7.5...........     2.0        1.5      3.5
   +4.5 or greater, but less than +6.0...........     2.0        1.0      3.0
   +3.0 or greater, but less than +4.5...........     2.0        0.5      2.5
   +1.5 or greater, but less than +3.0...........     2.0        0.0      2.0
   0.0 or greater, but less than +1.5............     2.0       -0.5      1.5
   -1.5 or greater, but less than 0.0............     2.0       -1.0      1.0
   -3.0 or greater, but less than-1.5............     2.0       -1.5      0.5
   Less than -3.0................................     2.0       -2.0      0.0

  Maximum Fee If Performance Is Negative. Notwithstanding the above schedule, if the absolute performance of the Growth Portfolio (after payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, the monthly advisory fee will be the lesser of the fee calculated pursuant to the above schedule or the alternative monthly advisory fee described below. Under certain circumstances, the alternative monthly advisory fee would result in the Growth Portfolio paying either no advisory fee or a lower monthly advisory fee than under the performance fee schedule above. If the Growth Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the S&P 500 by six percentage points (on an annual basis), no monthly advisory fee will be paid. If the Growth Portfolio's performance (after payment of all expenses including advisory fees) is negative and does not exceed the S&P 500 by twelve percentage points but does exceed the S&P 500 by six percentage points (on an annual basis), the alternate monthly advisory fee will be based on an annual rate of 1.0% of average daily net assets over the previous 12 months. If, on the other hand, the performance of the Growth Portfolio (after payment of all expenses including advisory fees) is negative but exceeds the S&P 500 by twelve percentage points or more (on an annual basis), the alternative monthly advisory fee will be based on an annual rate of 2.0% of average daily net assets over the previous 12 months.

  Size of Fee. The Basic Fee payable by the Growth Portfolio is at a rate higher than the investment advisory fees paid by most other comparable mutual funds. If the Growth Portfolio outperforms the S&P 500 by three percentage points or more, the advisory fee payable by the Growth Portfolio may further exceed those paid by other mutual funds. On the other hand, if the Growth Portfolio underperforms the S&P 500, the advisory fee paid by the Growth Portfolio may be less than those paid by other mutual funds. If, during the applicable performance period, the Growth Portfolio underperforms the S&P 500 by three or more percentage points, the Growth Portfolio will not pay any advisory fee.

  Advisory Fee For First Twelve Full Calendar Months. For the period that began on the effective date of the Portfolio Manager Agreement with Pilgrim Baxter Analytic and that ends with the last day of the twelfth full calendar month after that date, the new Portfolio Manager Agreement specifies that the Growth Portfolio will pay a monthly advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets. However, Pilgrim Baxter Analytic and AFIMS have agreed that if the Growth Portfolio would have paid less than 0.80% on an annual basis using the incentive fee schedule described above, Pilgrim Baxter Analytic and AFIMS will limit their fee to that smaller amount. (Federal securities laws require Pilgrim Baxter Analytic and AFIMS to limit their fees in this way prior to approval of the new Portfolio Manager Agreement by persons having voting rights. Pilgrim Baxter Analytic and AFIMS have agreed voluntarily to continue this limit for the duration of the first year of the agreement.) As a result, during the first year of the new Portfolio Manager Agreement, the Growth Portfolio will pay the lesser of (i) the amount the Portfolio would have paid under the old agreement and (ii) 0.80% of average daily net assets.

  1997 Advisory Fees. During 1997, the Growth Portfolio accrued aggregate advisory fees of $4192, of which the Portfolio Manager received $3354. Advisory fees were computed in 1997 in exactly the same way they will be computed under the new Portfolio Manager Agreement with Pilgrim Baxter Analytic.

BOARD CONSIDERATION

  On June 17, 1998, the Board of Trustees met in person to consider AFIMS' recommendation that Pilgrim Baxter Analytic replace Stonehill as Portfolio Manager of the Growth Portfolio and to consider the proposed new Portfolio Manager Agreement with Pilgrim Baxter Analytic. Representatives from Pilgrim Baxter Analytic made a presentation to the Board, and the Board was provided with materials about Pilgrim Baxter Analytic, its investment philosophies and strategies, its key personnel, its other clients, and examples of performance. The Board considered the terms of the Portfolio Manager Agreement and the fact that it was substantially identical to the then-existing agreement. The Board also considered the fairness of the proposed fee; the incentives it provided for strong performance and the penalty it provided for poor performance; and the fact that it had exactly the same rate structure as under the previous agreement with Stonehill. In this regard, the Board received materials comparing the Growth Portfolio's advisory fees with those of other funds with a similar investment objective, including both funds connected with variable annuity and insurance products and funds available to the public.

  AFIMS explained to the Board that the Growth Portfolio's performance during the period Stonehill served as Portfolio Manager had not been as strong as had been hoped. The Board agreed with AFIMS' recommendation that the greater experience with mutual funds, better capitalization, and better long-term performance record of Pilgrim Baxter Analytic and its affiliates compared with Stonehill justified replacing Stonehill with Pilgrim Baxter Analytic as Portfolio Manager of the Growth Portfolio. The Board concluded that entering into the new Portfolio Manager Agreement with Pilgrim Baxter Analytic was in the best interests of the Growth Portfolio and contract owners who had allocated part of their contract fund to the Portfolio. Accordingly, the Board voted unanimously to terminate the existing Portfolio Manager Agreement with Stonehill and to approve the new Portfolio Manager Agreement with Pilgrim Baxter Analytic.

REQUIRED VOTE

  The Trust will adopt the Proposal if a majority of outstanding shares of the Growth Portfolio vote in favor of it. Federal securities law defines a majority of outstanding shares of a Portfolio as the lesser of (1) a vote of 67% or more of the Portfolio's shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Portfolio's shares are present in person or represented by proxy at the meeting, or (2) a vote of more than 50% of all outstanding Portfolio shares.

  The Board recommends that you vote FOR this Proposal.

                                 OTHER MATTERS

  Neither the Board of Trustees nor Allmerica is currently aware of any other matters to be considered at the special meeting.

                                   APPENDIX

  The Portfolio Manager Agreement with Pilgrim Baxter Analytic Investors, Inc. discussed in the Proposal appears below.

                               GROWTH PORTFOLIO
                          PORTFOLIO MANAGER AGREEMENT

  Agreement, made this 1st day of August, 1998, among The Palladian Trust (the "Trust"), a Massachusetts business trust; Allmerica Financial Investment Management Services, Inc. (the "Manager"), a Massachusetts corporation; and Pilgrim Baxter Analytic Investors, Inc. (the "Portfolio Manager"), a California corporation.

  WHEREAS, the Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Manager and the Portfolio Manager are both registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate portfolios with each such portfolio representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Manager has entered into a management agreement with the Trust, pursuant to which the Manager will provide, among other services, advice with respect to the selection and monitoring of portfolio managers to handle the day-to-day investment management of certain portfolios; and

  WHEREAS, the Trust and the Manager desire to retain the Portfolio Manager to provide investment advisory services to the Growth Portfolio of the Trust (the "Portfolio"), and the Portfolio Manager is willing to render such services.

  Therefore, the parties agree as follows:

  1. Appointment. The Trust hereby appoints the Portfolio Manager to provide investment advisory services with respect to the Portfolio for the period and on the terms set forth in this Agreement, subject to the direction of the Board of Trustees of the Trust (the "Board of Trustees"). The Portfolio Manager accepts such appointment and agrees to render the services described herein for the compensation provided in paragraph 13.

  2. Services of the Portfolio Manager.

  (a) Subject to the supervision of the Board of Trustees, the Portfolio Manager will provide day-to-day investment management of the Portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest. The Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Portfolio. The Portfolio Manager will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Trust's registration statement under the Securities Act of 1933 and the 1940 Act as filed with the Securities and Exchange Commission ("SEC") and amended from time to time (the "Registration Statement"). Manager shall promptly provide Portfolio Manager with the most current effective version of such Registration Statement if any amendments or supplements to the Registration Statement are filed with the SEC.

  (b) The Portfolio Manager will use reasonable efforts to manage the Portfolio so that it will (1) qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (2) comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Trust or counsel to the Manager.

  (c) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Portfolio as well as any other investment advisory clients, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, including, but not limited to
Section 17(d) of the 1940 Act, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients.

  (d) In connection with the purchase and sale of securities for the Portfolio, the Portfolio Manager will arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian. The Portfolio Manager will provide to the Manager copies of the documents and information sent to the custodian and the Depository Trust Company as requested by the Manager.

  (e) The Portfolio Manager will provide reasonable assistance to the custodian or recordkeeping agent for the Trust in determining, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian or recordkeeping agent seeks assistance or review from the Portfolio Manager.

  (f) The Portfolio Manager shall regularly report to the Board of Trustees on the investment program for the Portfolio, and will furnish the Board of Trustees such periodic and special reports as the Board may reasonably request.

  (g) The Portfolio Manager shall make its officers and employees available to the Board of Trustees, officers of the Trust, and officers of the Manager for consultation and discussions regarding the investment program for the Portfolio at such times as the Board of Trustees, officers or Manager may reasonably request.

  3. Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager's primary consideration in effecting a security transaction will be to obtain the best execution for the Portfolio. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion.

  4. Employees. In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that:

    (i) no employee of the Portfolio Manager who provides investment advice to the Trust:

      (a) has been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or

      (b) has been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

      (c) has been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit, or knowing misrepresentation; and

    (ii) no employee of the Portfolio Manager is ineligible by reason of
  Section 9 of the 1940 Act to serve as an employee of an investment adviser to an investment company.

  5. Conformity with Applicable Law. The Portfolio Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement and with the instructions and directions of the Board of Trustees and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

  6. Exclusivity. The services of the Portfolio Manager under this Agreement are not deemed exclusive, and the Portfolio Manager, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as its services hereunder are not materially impaired thereby.

  7. Documents. The Trust has delivered copies of each of the following documents to the Portfolio Manager and will promptly deliver to it all future amendments and supplements thereto, if any:

    (a) the Trust's Declaration of Trust and its by-laws;

    (b) the Registration Statement; and

    (c) the prospectus and statement of additional information of the Trust as currently in effect and as amended and supplemented from time to time.

  8. Records. The Portfolio Manager agrees to maintain and to preserve records relating to the Trust as required by the 1940 Act. The Portfolio Manager further agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records upon request.

  9. Disclosure by Portfolio Manager. The Portfolio Manager will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as required to carry out its duties as investment adviser or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained from the Trust pursuant to this Agreement, and disclose such information only if the Board of Trustees has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

  10. Disclosure about Portfolio Manager. The Portfolio Manager will cooperate with the Trust and the Manager by providing and reviewing information relating to the Portfolio Manager and the Portfolio for use in the Registration Statement, shareholder reports and other documents. The Portfolio Manager represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

  11. Compliance. The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust in the event that:

    (a) the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or

    (b) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code; or

    (c) the Portfolio Manager has a reasonable basis for believing that the Portfolio has ceased to comply or might not comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the regulations thereunder; or

    (d) the Portfolio Manager has actual knowledge that a material fact that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or that any statement contained therein that has become untrue or misleading in any material respect.

  12. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it in connection with its activities under this Agreement, including all rent and other expenses involved in providing office space and equipment required by the Portfolio Manager and the salaries and expenses of all personnel of the Portfolio Manager. The Portfolio Manager further agrees to pay all salaries, fees and expenses of any officer or trustee of the Trust who is an officer, director or employee of the Portfolio Manager or any of its affiliates. Nothing in this Agreement shall require the Portfolio Manager to bear the expenses of the Trust or Manager, including but not limited to the following expenses:

    (a) Fees of the Manager;

    (b) Charges for audits by the Trust's independent public accountants;

    (c) Charges of the Trust's transfer agent, registrar, and/or dividend disbursing agent;

    (d) Charges of the Trust's custodian and/or accountant;

    (e) Costs of obtaining quotations for calculating the value of each Portfolio's net assets;

    (f) Costs of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, or employees of the Portfolio Manager or any of its affiliates;

    (h) Taxes levied against the Trust;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

    (j) Costs, including the interest expense, of borrowing by the Trust;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses, reports, proxy statements and other communications by the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses of Trustees who are not officers, directors, or employees of the Portfolio Manager or any affiliates;

    (o) Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Membership dues for any association of which the Trust is a member;

    (q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings, other claims against the Trust (unless the Portfolio Manager is responsible for such expenses under paragraph 14 of this Agreement), and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect to such claims; and

    (r) Organizational and offering expenses of the Trust and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  13. Compensation.

  (a) For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Trust will pay the Portfolio Manager 80% of the Initial Monthly Advisory Fee or the Monthly Advisory Fee, as those terms are defined in this paragraph, whichever is applicable.

  (b) For the period beginning with the effective date of this Agreement and ending with the last day of the twelfth full calendar month thereafter, the Portfolio will pay at the end of each month, an advisory fee calculated at an annual rate of 0.80% of the Portfolio's average daily net assets (the "Initial Monthly Advisory Fee").

  (c) For the period beginning with the first day of the thirteenth full calendar month after the effective date of this Agreement and continuing through the remainder of the term of this Agreement, the Portfolio will pay at the end of each month, an advisory fee (the "Monthly Advisory Fee"). The Monthly Advisory Fee equals the Basic Fee (as defined in paragraph 13(d) below) plus the Incentive Fee (as defined in paragraph 13(e) below) and adjusted, if so required, by paragraph 13(h) below.

  (d) The Basic Fee equals one-twelfth of 2% multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  (e) The Incentive Fee equals: (i) one-twelfth of the Annual Incentive Fee set forth in the chart below based on the difference between the Performance of the Portfolio and the Performance of the Benchmark, as those terms are defined in paragraphs 13(f) and 13(g) below; (ii) multiplied by the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

       PERCENTAGE POINT DIFFERENCE                                      ANNUAL
     BETWEEN PERFORMANCE OF THE PORTFOLIO                              INCENTIVE
      AND PERFORMANCE OF THE BENCHMARK                                  FEE (%)
     ------------------------------------                              ---------
     +7.5 or greater..................................................    2.0%
     +6.0 or greater, but less than +7.5..............................    1.5
     +4.5 or greater, but less than +6.0..............................    1.0
     +3.0 or greater, but less than +4.5..............................    0.5
     +1.5 or greater, but less than +3.0..............................    0.0
     0.0 or greater, but less than +1.5...............................   -0.5
     -1.5 or greater, but less than 0.0...............................   -1.0
     -3.0 or greater, but less than-1.5...............................   -1.5
     Less than -3.0...................................................   -2.0

  (f) The Performance of the Portfolio will be calculated by first determining the change in the Portfolio's net asset value per share during the previous twelve months (including the month for which the fee is being computed) assuming the reinvestment of distributions during that period, and then expressing this amount as a percentage of the net asset value per share at the beginning of the period. Net asset value per share is calculated by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities including accrued advisory fees and the other expenses, by the total number of shares outstanding at the time. The Performance of the Portfolios shall be calculated in accordance with SEC rules.

  (g) The Performance of the Benchmark will be calculated by first determining the change in the level of the Benchmark during the previous twelve months (including the month for which the fee is being computed) plus the value of any cash dividends or distributions made by the companies whose securities comprise the Benchmark accumulated to the end of the period, and then expressing this amount as a percentage of the Benchmark at the beginning of the period. The Performance of the Benchmark shall be calculated in accordance with SEC rules. The Benchmark is the Standard & Poors 500 Index. If the Benchmark ceases to be published, changes in any material respect or otherwise becomes impracticable to use for purposes of the Incentive Fee, the Monthly Advisory Fee will equal the Basic Fee (with no incentive adjustment) until such time as the Board of Trustees approves a substitute Benchmark.

  (h) Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and does not exceed the Performance of the Benchmark by six percentage points, then the Monthly Advisory Fee will equal zero. Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative, exceeds the Performance of the Benchmark by six percentage points, but does not exceed the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 1% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated). Notwithstanding paragraphs 13(a)-13(g) above, if the Performance of a Portfolio (minus payment of all expenses, including the Basic Fee and any Incentive Fee) is negative and exceeds the Performance of the Benchmark by twelve percentage points, then the Monthly Advisory Fee will not be greater than one-twelfth of 2% of the Portfolio's average daily net assets for the previous 12 months (including the month for which the fee is being calculated).

  14. Liability and Indemnification. The Portfolio Manager, the Manager and the Trust each may rely on information reasonably believed by it to be accurate and reliable. The Portfolio Manager shall not be liable to the Trust or its shareholders for any loss suffered by the Trust as the result of any negligent act or error of judgment of the Portfolio Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach by the Portfolio Manager of its fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Trust shall indemnify the Portfolio Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Portfolio Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Portfolio Manager shall indemnify the Trust and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Trust resulting from
(i) a breach by the Portfolio Manager of its fiduciary duty with respect to compensation for services paid by the Trust (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act); (ii) willful misfeasance, bad faith or gross negligence by the Portfolio Manager in the performance of its duties under this Agreement; or (iii) reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

  15. Continuation and Termination. This Agreement shall take effect on the date first written above, and shall continue in effect, unless sooner terminated as provided herein, for 119 days thereafter, and provided that the Agreement is approved by a majority of the outstanding voting shares of the Portfolio by the end of such 119th day, shall continue for two years from the date of this Agreement and shall continue from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Board of Trustees; or (ii) by vote of a majority of the outstanding voting shares of the Portfolio; provided, further, in either event that continuance is also approved by the vote of a majority of the Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of the Trust, the Manager or the Portfolio Manager cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated (i) by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees or by a vote of a majority of the outstanding voting shares of the Portfolio, on sixty (60) days' written notice to the Manager and the Portfolio Manager, (ii) by the Manager at any time, without the payment of any penalty, on ninety (90) days' written notice to the Trust and the Portfolio Manager, or (iii) by the Portfolio Manager at any time, without the payment of any penalty, on ninety
(90) days' written notice to the Trust and the Manager. This Agreement will automatically and immediately terminate in the event of its "assignment" (as defined in the 1940 Act).

  16. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

  17. Use of Name. It is understood that the words "Palladian," "Fulcrum Fund" and "Fulcrum Trust", any derivative thereof and any design associated with those words (collectively, the "Words and Designs") are the valuable property of the Trust, and that the Portfolio Manager shall have the right to use the Words and Designs only with the approval of the Trust. Upon termination of this Agreement, the Portfolio Manager shall promptly discontinue all use of the Words and Designs.

  18. Sales Literature. The Manager agrees to furnish to the Portfolio Manager all sales literature which refers to the Portfolio Manager prior to use thereof and not to use such sales literature if the Portfolio Manager reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Portfolio Manager by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

  19. Notice. Notices of any kind to be given to the Trust shall be in writing and shall be duly given if sent by first class mail or delivered to the Trust at 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Trust (with proper notice to the Manager and the Portfolio Manager). Notices of any kind to be given to the Manager shall be in writing and shall be duly given if sent by first class mail or delivered to the Manager at 440 Lincoln Street, Worcester, MA 01653, or at such other address or to such individual as shall be specified by the Manager (with proper notice to the Trust and the Portfolio Manager). Notices of any kind to be given to the Portfolio Manager shall be in writing and shall be duly given if sent by first class mail or delivered to the Portfolio Manager at 825 Duportail Road, Wayne, PA 19087, or at such other address or to such individual as shall be specified by the Portfolio Manager (with proper notice to the Trust and the Manager).

  20. Obligation. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

  21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  22. Applicable law. This Agreement shall be governed by the laws of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rules or order of the SEC thereunder.

  23. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

  24. Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          The Palladian Trust

                                          By:
----------------------------------           ----------------------------------
Attest                                       George M. Boyd
                                             Secretary

                                          Allmerica Financial Investment
                                           Management Services, Inc.

                                          By:
----------------------------------           ----------------------------------
Attest                                       Name:
                                             Title:

                                          Pilgrim Baxter Analytic Investors,
                                           Inc.

                                          By:
----------------------------------           ----------------------------------
Attest                                       Name:
                                             Title:

                             Voting Instruction Form
         For The Special Meeting Of Shareholders Of The Palladian Trust
                               September 15, 1998
                                GROWTH PORTFOLIO

John Doe
123 Main Street
New York, NY 10001

Contract No: _________

Dear Contract Owner:

Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (collectively, "Allmerica") and the Board of Trustees of The Palladian Trust (the "Trust") solicit your voting instructions and recommend a vote "FOR" the Proposal below. Allmerica will vote the appropriate number of Growth Portfolio shares pursuant to the instructions you give. If you sign and return this instruction form but do not make a choice, Allmerica will vote "FOR".

Allmerica - for the purpose of voting on the Proposal in the agenda set forth in the Notice and Statement Concerning the Special Meeting of Shareholders of The Palladian Trust at the special shareholder meeting to be held on September 15, 1998 or at any adjournment - is hereby instructed to vote the Growth Portfolio shares as to which I am entitled to give instructions as follows:


                 PROPOSAL                          FOR    AGAINST   ABSTAIN
                                                   ---    -------   -------
Approval of Portfolio Manager Agreement with       [_]      [_]       [_]
Pilgrim Baxter Analytic Investors, Inc.

                    PLEASE MARK YOUR CHOICE LIKE THIS:   X

SIGNATURE                    DATE                      Please sign your name
         --------------------    ----------            as it appears on the
SIGNATURE                    DATE                      top of this instruction
         --------------------    ----------            card. If you own a
                                                       contract jointly, each
                                                       owner should sign. If
                                                       a contract is held in a
                                                       fiduciary capacity, the
                                                       fiduciary should sign
                                                       and indicate his or her
                                                       fiduciary capacity.